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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 19, 2004

                               RIVIANA FOODS INC.
             (Exact name of Registrant as specified in its charter)





        DELAWARE                    0-25294                    76-0177572
(State of Incorporation)        (Commission File            (I.R.S. Employer
                                    Number)               Identification Number)


              2777 ALLEN PARKWAY
                HOUSTON, TEXAS                             77019-2141
            (Address of principal                          (Zip Code)
              executive offices)


                                 (713) 529-3251
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

      On April 19, 2004, the Company issued a press release announcing that its United Kingdom joint venture with Ebro Puleva, S.A., S&B Herba Foods Limited, has acquired Vogan and Company Ltd. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

            99.1     Riviana Foods Inc. Press Release dated April 19, 2004



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RIVIANA FOODS INC.

Dated: April 19, 2004               By: /s/ E. Wayne Ray, Jr.
                                        ---------------------
                                        E. Wayne Ray, Jr.
                                        Vice President, Chief Financial
                                        Officer and Chief Accounting Officer

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Exhibit Index

Exhibit           Description of Exhibit
-------           ----------------------

99.1              Riviana Foods Inc. press release dated April 19, 2004